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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JUNE 18, 1997 (JUNE 17, 1997)
                                                  -----------------------------

                              OUTDOOR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                         0-28256                86-0736400
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                       85009
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (602) 246-9569


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS


         On June 17, 1997, the Registrant issued the press release filed as
Exhibit 99.1 hereto and is incorporated by reference herein.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1.    Press Release issued on June 17, 1997.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 18, 1997


                                                   OUTDOOR SYSTEMS, INC.



                                                   By:  /s/  BILL M. BEVERAGE
                                                        ------------------------
                                                        Bill M. Beverage
                                                        Chief Financial Officer,
                                                        Treasurer and Secretary








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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release issued on June 17, 1997